                          [First Sentinel Bancorp Logo]



                                                March 28, 2003

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company"), the holding company for First Savings Bank, which will be held on April 28, 2003, at 10:00 a.m. at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey.

     The attached Notice of Annual Meeting of Stockholders and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of First Sentinel, as well as a representative of KPMG LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to appropriate questions.

     The Board of Directors has determined that the nominees for director specified under Proposal I, approval of the First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan specified under Proposal II, and ratification of KPMG LLP as the Company's independent auditors specified under Proposal III, are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" Proposals I, II and III.

     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and the employees of First Sentinel and First Savings Bank, I wish to thank you for your continued support.

                                                Sincerely,


                                                /s/ Christopher Martin

                                                Christopher Martin
                                                PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER

                          FIRST SENTINEL BANCORP, INC.
                          1000 WOODBRIDGE CENTER DRIVE
                          WOODBRIDGE, NEW JERSEY 07095
                                 (732) 726-9700

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 28, 2003

                            -------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company") will be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on April 28, 2003 at 10:00 a.m., to consider and vote upon the following matters:


     I.   The election of three directors;

     II. The approval of the First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan; and

     III. The ratification of KPMG LLP as the Company's independent auditors for the year ending December 31, 2003.


     In addition, such other matters as may properly come before the Annual Meeting or any adjournments thereof will be considered and voted upon at the Annual Meeting.

     The Board of Directors has established February 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at First Sentinel Bancorp, Inc., 1000 Woodbridge Center Drive, Woodbridge, New Jersey, for ten days prior to the Annual Meeting and also will be available at the Annual Meeting itself.

                                        By Order of the Board of Directors,

                                        /s/ Ann C. Clancy

                                        Ann C. Clancy
                                        Secretary
Woodbridge, New Jersey
March 28, 2003

                          FIRST SENTINEL BANCORP, INC.

                            -------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 2003
                            -------------------------

SOLICITATION AND VOTING OF PROXIES

     This proxy statement and accompanying proxy card are being furnished to stockholders of First Sentinel Bancorp, Inc. ("First Sentinel" or the "Company") in connection with the solicitation by the Company's board of directors (the "Board of Directors" or the "Board") of proxies to be used at the Annual Meeting of Stockholders. The meeting will be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on April 28, 2003 at 10:00 a.m. The 2002 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2002, accompanies this proxy statement, which is first being mailed to stockholders on or about March 28, 2003.

     First Sentinel is the holding company for First Savings Bank ("First Savings" or the "Bank"). As used in this proxy statement, "we," "us" and "our" refer to First Sentinel or First Sentinel and its consolidated subsidiaries, depending on the context. The term "Annual Meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

     Regardless of the number of shares of common stock of First Sentinel owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. You may vote your shares by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope or by attending the Annual Meeting and voting in person. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. All properly executed proxies received by First Sentinel will be voted in accordance with the instructions marked on the proxy card. IF YOU RETURN AN EXECUTED PROXY CARD WITHOUT MARKING YOUR INSTRUCTIONS, YOUR EXECUTED PROXY WILL BE VOTED FOR THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE 2003 ANNUAL MEETING. Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.

     You may revoke your proxy at any time before it is voted by filing a written revocation with the Secretary of the Company prior to the Annual Meeting, by submitting to the Company a signed proxy bearing a later date, or by attending the Annual Meeting, filing a revocation with the Secretary and voting in person. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING. SUCH DOCUMENTATION WOULD INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT THAT WILL CONFIRM YOUR OWNERSHIP OF OUR SHARES.

     First Sentinel will bear the cost of solicitation of proxies on behalf of the Board of Directors. In addition to soliciting proxies by mail, the Company has retained Georgeson Shareholder Communications Inc., a proxy solicitation firm, to assist in soliciting proxies for the Annual Meeting. Georgeson Shareholder Communications Inc. will be paid a fee of $6,000, plus out-of-pocket expenses. Our directors, officers and employees may also solicit proxies on our behalf by telephone or other forms of communication, without additional compensation. First Sentinel will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     Participants in the First Savings Bank Employee Stock Ownership Plan and Incentive Savings Plan for Employees of First Savings Bank have the right to direct the voting of common stock held in their Plan accounts but do not have the right to vote these shares personally at the Annual Meeting. Such participants should refer to the voting instructions provided by the plan trustees for information on how to direct the voting of these shares.

WHO CAN VOTE

     The Board of Directors has fixed the close of business on February 28, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting. Accordingly, only holders of record of First Sentinel common stock, par value $.01 per share, at the close of business on that date will be entitled to vote at the Annual Meeting. On February 28, 2003, there were 27,878,450 shares of common stock outstanding.

     Each holder of shares of common stock outstanding on February 28, 2003 will be entitled to one vote for each share held of record. As provided in First Sentinel's certificate of incorporation, however, record holders of common stock who beneficially own in excess of ten percent (10%) of the outstanding shares of common stock (the "Limit") are not entitled to vote those shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's certificate of incorporation authorizes the Board of Directors to make all determinations necessary to implement and apply the Limit, including determining the number of shares of common stock beneficially owned by any person and whether persons or entities are acting in concert. The Board is also authorized to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     A majority of the total number of shares of common stock entitled to vote (after giving effect to the Limit described above), present in person or by proxy, is necessary to constitute a quorum at the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

VOTE REQUIRED

     As to the election of directors, stockholders may vote "FOR" the election of the nominees proposed by the Board, to "WITHHOLD AUTHORITY" to vote for the nominees being proposed or to vote "FOR ALL EXCEPT" one or more of the nominees being proposed, as specifically identified by the stockholder. Under Delaware law and the Company's certificate of incorporation and bylaws, directors are elected by a plurality of votes cast in person or by proxy at the annual meeting. The holders of common stock may not vote their shares cumulatively for the election of directors. Shares held by a broker who submits a proxy card but fails to cast a vote on this proposal, shares for which a stockholder "WITHHOLDS AUTHORITY" and shares for which a proxy card is not returned will have no effect on the outcome of the vote on Proposal I because only a plurality of votes cast is required to elect a director.

     As to the approval of the First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan ("Compensation Plan") and the ratification of KPMG LLP as independent auditors, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. Under the Company's certificate of incorporation and bylaws, such items shall be determined by a majority of votes cast. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card, shares held by a broker who submits a proxy card but fails to cast a vote on this proposal and shares for which a proxy card is not returned will be treated as shares that are not cast and will have no effect on the outcome of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's common stock outstanding on the Record Date. Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the table below and the table set forth under "Who Our Directors and Executive Officers Are," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has a right to acquire beneficial ownership at any time within 60 days after February 28, 2003. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. Except as otherwise indicated, each stockholder shown in the tables has sole voting and investment power with respect to the shares of common stock indicated. The Company is not aware of any person or group that owns more than 5% of the Company's common stock as of the Record Date other than those persons listed below.

                                                                            AMOUNT AND NATURE OF          PERCENT OF
     TITLE OF CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           CLASS(2)
-------------------------- ---------------------------------------------- ------------------------- -----------------------
      Common Stock         First Savings Bank                                   2,128,148(1)                 7.6%
                           Employee Stock Ownership Plan and Trust
                           c/o First Savings Bank

------------------
(1) Based on a Schedule 13G filed with the SEC on February 13, 2003. The assets of the First Savings Bank Employee Stock Ownership Plan ("ESOP") are held in trust by First Bankers Trust Company (the "ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. At February 28, 2003, 1,093,722 shares of common stock had been allocated to participating employee accounts and the ESOP Trustee shared voting power with the participants with respect to such shares. As of this same date, 1,034,426 unallocated shares remained in the ESOP and the ESOP Trustee had sole voting power with respect to such shares. Subject to its fiduciary duty, the ESOP Trustee will vote unallocated shares and allocated shares for which no instructions are provided by participants in a manner calculated to most accurately reflect the voting instructions received from participants on allocated shares. The ESOP Committee, comprised of the Compensation Committee of the Board of Directors, had sole power to direct the disposition of all 2,128,148 shares.

(2) Based on 27,878,450 total outstanding shares of First Sentinel Bancorp, Inc. as of February 28, 2003.

------------------------------------------------------------------------------

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

------------------------------------------------------------------------------

GENERAL

     The number of directors of First Sentinel is currently set at eight. Each of the eight members of the Board of Directors of First Sentinel also serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     Messrs. Christopher Martin, Keith H. McLaughlin and Philip T. Ruegger, Jr., all incumbent directors with terms expiring at the Annual Meeting, have been nominated to stand for election at the Annual Meeting. Each of the nominees is presently a director of the Company and the Bank. There are no arrangements or understandings between First Sentinel and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. None of the nominees is being proposed for election pursuant to any agreement or understanding between any person and First Sentinel. Pursuant to Mr. Martin's employment agreements with First Sentinel and First Savings, however, failure of the Company or Bank to cause his re-election to his current board seat would constitute an "Event of Termination" and entitle Mr. Martin to severance benefits. UNLESS AUTHORITY TO VOTE FOR THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES.

     In the event that any nominee is unable or declines to serve for any reason, the persons named in the proxy card will vote with respect to a substitute nominee designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                    NOMINEES NAMED IN THIS PROXY STATEMENT.

WHO OUR DIRECTORS AND EXECUTIVE OFFICERS ARE

     The following table sets forth, as of February 28, 2003, the names of the nominees, continuing directors and executive officers named in the compensation table appearing elsewhere herein and their ages, the year in which each became a director or officer of the Bank and the year in which their term (or in the case of the nominees, their proposed term) as director of the Company expires. This table also sets forth the number of shares of common stock and the percentage beneficially owned by each director and named executive officer and by all directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals as of February 28, 2003.


                                               DIRECTOR/                         AMOUNT AND NATURE
                                               EXECUTIVE       EXPIRATION          OF BENEFICIAL        PERCENT
                                                OFFICER            OF                OWNERSHIP            OF
                                     AGE       SINCE (1)          TERM            (2)(3)(4)(5)(6)       CLASS(7)
                                   --------- --------------- ---------------- ------------------------ ---------
NOMINEES:
Christopher Martin                    46          1984            2006                  598,357           2.13%
Keith H. McLaughlin                   67          1983            2006                  315,780           1.13%
Philip T. Ruegger, Jr.                76          1983            2006                  743,447           2.66%

CONTINUING DIRECTORS:
Joseph Chadwick                       60          1999            2005                  473,514           1.69%
Walter K. Timpson                     80          1964            2005                  545,062           1.95%
George T. Hornyak, Jr.                53          1999            2004                  694,403           2.47%
John P. Mulkerin                      65          1987            2004                  739,887           2.63%
Jeffries Shein                        63          1985            2004                  950,324           3.40%

NAMED EXECUTIVE OFFICERS:
Richard Spengler                      41          1983             --                   230,649              *
Ann C. Clancy                         39          1998             --                    44,341              *
Karen Iacullo-Martino                 43          1984             --                   104,875              *

Stock ownership of all directors      --            --             --                 5,792,479          19.81%
and executive officers as a group
(15 persons)

-------------------
* Less than 1 percent

(1)  Includes years of service as a director or executive officer of the Bank.

(2) Each person or relative of such person whose shares are included herein, exercises sole voting and dispositive powers as to the shares reported as of February 28, 2003, except the following individuals may be deemed to share voting and investment power as indicated: Mr. McLaughlin, 9,325 shares; Mr. Ruegger, 135,944 shares; Mr. Chadwick, 98,032 shares; Mr. Hornyak, 13,496 shares; Mr. Shein, 93,141 shares; and Mr. Spengler, 1,142 shares.

(3) The figures shown include the following shares which may be acquired upon the exercise of stock options that are, or will become, exercisable within 60 days of February 28, 2003: Mr. Martin, 233,000 shares; each of Mr. McLaughlin, Mr. Ruegger and Mr. Shein, 80,405 shares; Mr. Chadwick, 128,110 shares; Mr. Timpson, 66,200 shares; Mr. Hornyak, 199,626 shares; Mr. Mulkerin, 240,000 shares; Mr. Spengler, 79,470 shares; Ms. Clancy, 22,450 shares; Ms. Iacullo-Martino, 45,470 shares; and all directors and executive officers as a group, 1,366,473 shares.

(4) The figures shown include unvested restricted stock that have been awarded to individuals as follows: Mr. Martin, 27,000 shares; each of Mr. McLaughlin, Mr. Ruegger, Mr. Chadwick, Mr. Timpson, Mr. Hornyak and Mr. Shein, 6,620 shares; Mr. Mulkerin, 20,600 shares; Mr. Spengler, 10,900 shares; Ms. Clancy, 3,250 shares; Ms. Iacullo-Martino, 5,250 shares; and all directors and executive officers as a group, 120,070 shares. Such persons have sole voting power, but no investment power, except in limited circumstances, as to such shares.

                                                  (NOTES CONTINUED ON NEXT PAGE)

(5) The figures shown include the following shares that have been allocated as of December 31, 2002 to individual accounts of participants in the First Savings Bank ESOP: Mr. Martin, 38,055 shares; Mr. Mulkerin, 43,420 shares; Mr. Spengler, 26,647 shares; Ms. Clancy, 5,622 shares; Ms. Iacullo-Martino 23,907 shares; and all directors and executive officers as a group, 204,067 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee), but no investment power, except in limited circumstances, as to such shares.

(6) The figures shown include shares held in custodial accounts pursuant to the First Savings Bank Directors' Deferred Fee Plan, as follows: Mr. Martin, 13,935 shares; Mr. McLaughlin, 47,233 shares; Mr. Ruegger, 283,347 shares; Mr. Timpson, 298,715 shares; and Mr. Shein, 339,808 shares. Each participant has voting power, and in limited circumstances, investment power, as to such shares.

(7) Based on the 27,878,450 total outstanding shares as of February 28, 2003, plus the number of shares which such person or group of persons has the right to acquire within 60 days after February 28, 2003.

BIOGRAPHICAL INFORMATION

     DIRECTORS

     CHRISTOPHER MARTIN is the President and Chief Executive Officer of both the Company and the Bank. Mr. Martin was named President in 2002 and Chief Executive Officer as of January 1, 2003. He has served as a member of both Boards of Directors since 1996. Prior to assuming his current position, Mr. Martin served as Chief Operating Officer since 1996, Chief Financial Officer from 1989 until 2001, and as an Executive Vice President since 1994. He joined the Bank in 1984. Mr. Martin is also the President and a director of FSB Financial LLC and 1000 Woodbridge Center Drive, Inc., the Bank's subsidiaries.

     JOSEPH CHADWICK, a former director of Pulse, joined the Board of First Sentinel in 1999 following the merger of Pulse with First Sentinel. Mr. Chadwick is President of Thomas and Chadwick/Riverside Supply Company, a retailer of building supplies. He has held this position since 1971.

     GEORGE T. HORNYAK, JR. also joined the Board of First Sentinel in 1999 following the merger of Pulse with the Company. Mr. Hornyak had been the President and Chief Executive Officer of Pulse since 1989 and was a director of Pulse. He also serves as a director of Mercer Mutual Insurance Company. Mr. Hornyak has been a private investor for the past four years.

     KEITH H. MCLAUGHLIN joined the Board of First Savings in 1983. Until his retirement in 2001, Mr. McLaughlin served as the President and Chief Executive Officer of Raritan Bay Medical Center, which operates acute care hospitals in Perth Amboy and Old Bridge, New Jersey. Mr. McLaughlin also serves as a director of Medical Liability Insurance Company and QualCare, Inc.

     JOHN P. MULKERIN is the former President and Chief Executive Officer of both the Company and the Bank. He retired as Chief Executive Officer effective December 31, 2002, but remains a director of both First Sentinel and First Savings Bank. Prior to being named President and Chief Executive Officer in 1995, Mr. Mulkerin served as Executive Vice President and General Counsel of the Bank. He joined the Bank in 1987 as Executive Vice President, Chief Operating Officer and Corporate Secretary. Mr. Mulkerin is also a member of the Board of Directors of Middlesex Water Company, Raritan Bay Medical Center and Daytop Village Foundation. Middlesex Water Company is a water utility whose common stock is registered under Section 12 of the Exchange Act and is traded on the Nasdaq Stock Market. He also serves as Chairman of the Middlesex County College Foundation and as a member of the Board of Trustees of the Metuchen Diocese of Catholic Charities.

     PHILIP T. RUEGGER, JR. has served as Chairman of the Board of First Sentinel and First Savings Bank since 2000. He joined the Board of First Savings in 1983. Mr. Ruegger has been an independent investor for the last six years. For more than 20 years, he was President of Northwest Construction Co., a real estate construction and management firm. Mr. Ruegger served as director of the National Bank of New Jersey, a commercial bank, from 1968 through 1981.

     JEFFRIES SHEIN joined the Board of First Savings in 1985. He has been a principal with JGT Management Co., LLC, a commercial real estate brokerage firm, since 1972. Mr. Shein serves on the Board of Directors of Middlesex Water Company and is Chairman of the Board of Raritan Bay Health Services Corp.

     WALTER K. TIMPSON joined the Board of First Savings in 1964 and served as Chairman of the Bank's and Company's Boards of Directors from June 1996 until May 2000. Mr. Timpson has operated a real estate appraisal firm in Metuchen, New Jersey, for over forty years.

     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     RICHARD SPENGLER serves as Executive Vice President and Chief Lending Officer of the Bank. Mr. Spengler joined the Bank in 1983 as a loan originator. He was appointed Vice President of Mortgage Operations in 1991. In January 1995, Mr. Spengler was named Senior Vice President-Chief Lending Officer, and in 1999, he was named Executive Vice President. Mr. Spengler also serves as a director of 1000 Woodbridge Center Drive, Inc., a subsidiary of the Bank.

     JOHN F. CERULO, JR. is Senior Vice President-Retail Banking, a position he has held since joining the Bank in 1988. Prior to joining First Savings, Mr. Cerulo worked for another savings institution for 16 years as a Branch Administrator.

     ANN C. CLANCY serves as Senior Vice President, General Counsel and Corporate Secretary of the Bank, a position she has held since 1999. She also serves as the Company's Corporate Secretary and Investor Relations Officer. Ms. Clancy joined the Bank in 1998 as Vice President and General Counsel. Prior to joining the Bank, Ms. Clancy was an attorney with a Washington, D.C. law firm for 10 years.

     KAREN IACULLO-MARTINO is Senior Vice President and Auditor for the Bank, a position she has held since 1990. Ms. Iacullo-Martino has also served as the Bank's Compliance and Security Officer since 1987. She joined the Bank in 1984.

     THOMAS M. LYONS is Senior Vice President and Chief Financial Officer for both the Company and the Bank. He was named Senior Vice President and Chief Financial Officer of the Bank in April 2001 and appointed to the same position at the Company in January 2002. Mr. Lyons joined the Bank in September 1999 as Vice President and Chief Accounting Officer. From 1995 until 1999, he was Vice President and Controller of Prestige Financial Corp., a financial institution holding company, and in 1999, was Vice President and Controller of United National Bancorp, a financial institution holding company. Mr. Lyons is also a director of FSB Financial LLC and 1000 Woodbridge Center Drive, Inc., the Bank's subsidiaries.

     MARYANNE M. GUENTHER serves as the Bank's Senior Vice President of Marketing and CRA Officer. Ms. Guenther joined the Bank in 1982. She was appointed Assistant Vice President in 1985 and Vice President in April 1998. In January 1990, she was named CRA Officer. Ms. Guenther was promoted to her current position in April 2000.

     RICHARD P. ST. GEORGE is Senior Vice President of Information Technology and Systems. He joined the Bank, in this Division, in 1988. He was appointed Vice President in 1989 and Senior Vice President in 2000.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of First Sentinel common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Jeffries Shein, a director, inadvertently did not report three sales made by separate family trust accounts for which he serves as trustee. Two of those sales occurred in January 2000. The third unreported sale occurred in October 2001. A Form 4 reporting all three transactions was subsequently filed with the SEC.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company received an annual retainer of $2,000 and a special meeting attendance fee of $1,500 during 2002. Directors of the Bank received a monthly retainer of $1,950. Directors who are not employees of the Bank received $850 for each Board meeting attended and $350 for each committee meeting attended. Committee chairmen receive an additional $100 for each meeting attended.

     DIRECTORS' DEFERRED FEE PLAN. The Bank maintains the First Savings Bank Deferred Fee Plan ("Deferred Fee Plan"). Under the Deferred Fee Plan, Directors may elect to defer all or part of their fees and have them credited to a deferred money account. At the end of each fiscal quarter, the amount credited to the deferred money account will be converted into shares of common stock according to the stock price at that time and credited to a stock account or the deferred money is used to purchase shares which are held in a trust account. Any balance credited to the stock account will be adjusted to reflect stock dividends or splits, and cash dividends will be credited to the deferred money account or the stock account, at the participant's election. The balance credited to the deferred money account will be credited with interest equal to the interest that would have been paid if such amounts were deposited in a 6-month certificate of deposit at the Bank. The Bank will distribute a participant's account when the participant ceases to be a director, retires or attains age 65 (or some other age specifically elected by the director), unless the Bank determines it serves its best interests or the best interests of the director to disburse these funds at an earlier date. The participant may elect to receive his stock account either in stock or cash. The Deferred Fee Plan replaces the Agreement for Deferment of Directors' Fees and the First Savings Bank, SLA 1992 Deferred Fee Stock Unit Plan previously in effect.

     RETIREMENT PLAN. First Savings also maintains the First Savings Bank Non-employee Director Retirement Plan ("Directors' Retirement Plan"), a nonqualified, unfunded retirement plan for directors who are not employees, have served as a director for five (5) continuous years, and who retire from the Board of Directors at or after the age of 55. Benefits, in general, are either equal to all or a portion of the annual retainer received by a Board member at the time of retirement, depending upon the director's age and length of service at retirement. A participant in the Directors' Retirement Plan who retires at or after the age of 70, or at or after the age of 55 with 10 years of continuous service, will receive the maximum benefit. Benefits are paid monthly, to the director or his or her surviving spouse, for the lesser of seven (7) years or the director's years of service on the Board. Participation in the plan is limited to those non-employee directors serving on the Board as of May 21, 2002.

     In the event of a change in control, as defined in the Directors' Retirement Plan, however, each participant's benefit may be increased or accelerated. Each participant who would not otherwise have satisfied the minimum requirements will be treated as meeting such requirements and will receive the minimum benefit. Each participant who has not yet begun receiving benefits may choose to receive a lump sum payment in lieu of installments. Each participant who is collecting his benefit may choose to receive the remainder of his benefit in a lump sum payment in lieu of installments.

EXECUTIVE COMPENSATION

     THE FOLLOWING REPORT OF OUR COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH ARE PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE TO ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT FIRST SENTINEL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND OTHERWISE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

COMPENSATION COMMITTEE REPORT

     GENERAL. The following is a report of the Compensation Committee of the Board of Directors (the "Committee") regarding executive compensation. The Compensation Committee membership and duties are described on page 21.

     COMPENSATION POLICIES. The Committee generally seeks to provide competitive executive compensation packages with financial reward opportunities tied to performance. As a result, the Committee structures the executive compensation programs in a manner intended to generate total individual compensation levels approximating market average when financial results are comparable to average performance in the regional savings industry. The Company emphasizes the use of performance-based cash incentives and equity compensation to raise overall executive compensation to that of the Company's peers. This structure also allows the Committee to design the overall executive compensation program to allow for increases or decreases in compensation based on varying levels of performance. The Committee measures performance primarily based on return on equity and First Sentinel's success in maintaining capital strength while achieving strategic growth in target markets.

     The basic elements of the executive compensation program include base salary, annual incentives, long-term equity-based incentives, and certain other benefit arrangements, such as retirement programs.

     COMPENSATION COMMITTEE CONSIDERATIONS FOR FISCAL 2002. For 2002, the Committee utilized the results of a compensation review performed for the Company in a prior year by an independent, nationally recognized compensation consultant. The Committee also used published peer group information to determine or compare formal salary ranges and individual salary adjustments, as well as modifications to the structure of specific compensation and benefit arrangements. In addition, the Committee used industry peer group information to compare Company and individual performance results and to approve specific performance goals and earned incentive awards under the Bank's Annual Incentive Plan.

     In late 2002, the Committee approved the retention of a nationally recognized compensation consulting firm to evaluate the Company's compensation levels for all officers relative to the Company's peer group. The peer group selected by the consultant was comprised of stock banks and thrifts of comparable asset size located within the Mid-Atlantic region. The study reviewed officers' total compensation, cash compensation, equity compensation and long term incentives. Each component of compensation was benchmarked against the 50% percentile of the peer group for each individual officer. The results of the study were considered by the Committee in determining 2003 salary increases. As part of its study, the consultant recommended that the Committee consider implementation of another equity compensation plan as a means of enhancing executive compensation.

     COMPONENTS OF EXECUTIVE COMPENSATION.

     BASE SALARY. The Compensation Committee reviews the base salary of executive and non-executive officers on an annual basis. As part of its review, the Committee considers information prepared by outside compensation consultants on practices of a peer group of comparably sized stock banks and thrifts in the same geographic area. A compensation study furnished by a nationally recognized compensation consulting firm in a prior year indicated that First Sentinel's base salary levels for executive officers fell below median levels for its peer group. As a result, base salary increases for 2002 were designed both to reflect individual performance and raise general executive salary levels closer to median compensation levels for the peer group. The Committee determines annual salaries of executive officers relative to the ranges of salaries reflected in the peer group analysis, together with a subjective assessment of each executive officer's knowledge, experience and contribution to First Sentinel's performance. These factors are considered subjectively in the aggregate and none of the factors are accorded specific weight.

     ANNUAL INCENTIVE PLAN. The Annual Incentive Program provides senior officers of First Savings an opportunity to earn additional compensation upon the achievement of predetermined goals, including annual return on equity. The performance goals are structured with a target level that the Committee determines using the same methodology used to determine base salary for the coming year. At the beginning of each year, the Committee establishes performance goals for the Company and a target bonus award for each officer, expressed as a percentage of salary that varies based on the officer's position. The Committee relies upon industry data gathered through peer group analysis and published surveys of compensation in the banking industry that correspond to the peer group, as well as surveys used to assist with salary determinations in setting incentive target levels.

     Individual awards are determined at year-end by measuring an executive's performance relative to the achievement of the goals of First Savings and First Sentinel, as well as the executive's individual goals for that year. If the Company's minimum goals under the program are not met, no bonuses will be awarded. For 2002, officers were eligible to receive 75% of their target incentive if the Company achieved the pre-determined performance goals. The Committee certified the achievement of those goals at year-end. The Committee awarded additional incentive amounts, up to 100% of the target, based upon individual performance and achievement of individual performance goals.

     EQUITY-BASED COMPENSATION. First Sentinel maintains the 1998 Incentive Plan under which executive officers may receive awards of common stock and grants of options to purchase common stock. The Committee believes that stock ownership by the executive officers provides a significant incentive in building stockholder value by further aligning the interests of management with stockholders. The value of this component of compensation increases if the common stock appreciates in value. The Committee considers both outstanding and newly awarded equity-based incentives in determining annual compensation. In 2002, the Compensation Committee awarded stock options available for grant under the 1998 Stock-Based Incentive Plan to newly hired officers, persons promoted to officer and to certain officers based upon individual performance. The Committee did not grant any restricted stock awards to executive officers in 2002.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed in this report, including surveys, the overall qualitative performance of the Chief Executive Officer in managing First Sentinel and First Savings during fiscal 2001, and the capital strength of First Sentinel and its return on equity, the Committee increased Mr. Mulkerin's base salary by 8.8% to $370,000 for 2002. In addition to base salary, Mr. Mulkerin received a cash bonus of $138,750 under the Annual Incentive Plan due to the attainment of target performance levels and the Committee's evaluation of Mr. Mulkerin's overall contribution toward this achievement.

             COMPENSATION COMMITTEE OF FIRST SENTINEL BANCORP, INC.


          Philip T. Ruegger, Jr. (Chairman)           Jeffries Shein

          George T. Hornyak, Jr.                      Walter K. Timpson

     STOCK PERFORMANCE GRAPH. Pursuant to the regulations of the SEC, the graph below compares the performance of the common stock of First Sentinel Bancorp, Inc. with that of the total return for the S&P 500 Index, the Nasdaq-Total US Index and the SNL Thrift Index (as reported by SNL Financial LC). The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below. The index level was set to $100 on December 31, 1997. The Company's performance includes the performance of its predecessor, First Savings, as adjusted to reflect the exchange of 3.9133 shares of the Company's common stock for each share of the Bank's common stock in connection with the 1998 conversion and reorganization of the Bank and its mutual holding company.

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS
                          FIRST SENTINEL BANCORP, INC.,
          THE NASDAQ STOCK MARKET, THE SNL THRIFT INDEX AND THE S&P 500
                      December 31, 1997 - December 31, 2002





                              [PERFORMANCE GRAPH]




                                                                    PERIOD ENDING
                                    ----------------------------------------------------------------------
            INDEX                     12/31/97     12/31/98   12/31/99    12/31/00    12/31/01   12/31/02
   -------------------------------------------------------------------------------------------------------
     First Sentinel Bancorp, Inc.      100.00        59.29       59.58       90.25      100.81     118.85
     NASDAQ - Total US                 100.00       140.99      261.48      157.42      124.89      86.33
     S&P 500                           100.00       128.55      155.60      141.42      124.63      96.95
     SNL Thrift Index                  100.00        87.95       71.85      114.72      122.62     146.28

THERE CAN BE NO ASSURANCE THAT FUTURE STOCK PERFORMANCE WILL CONTINUE WITH THE SAME OR SIMILAR TRENDS AS THOSE DEPICTED IN THE GRAPH ABOVE.

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information about the compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers according to salary and bonus during 2002, 2001 and 2000 (the "Named Executive Officers").

                                                         ANNUAL COMPENSATION              LONG-TERM COMPENSATION(5)
                                                     ---------------------------   --------------------------------------
                                                                                        AWARDS
                                       FISCAL                                         SECURITIES
                                        YEAR                                          UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITIONS            ENDED        SALARY (2)(3)      BONUS(4)   OPTIONS/SARS(#)(6)     COMPENSATION(7)
----------------------------            -----        -------------      --------   ------------------     ---------------
John P. Mulkerin                         2002           $395,400        $138,750             --              $586,120
Chief Executive Officer(1)               2001            363,400         127,500             --                60,059
                                         2000            340,400         118,125             --                54,196

Christopher Martin                       2002            325,400         106,875             --                54,942
President and Chief Operating            2001            298,400         103,125             --                49,248
Officer (1)                              2000            275,400          93,750             --                44,406

Richard Spengler                         2002            158,000          35,550             --                30,488
Executive Vice President and             2001            150,000          32,060             --                27,794
Chief Lending Officer                    2000            142,000          31,950             --                26,484

Ann C. Clancy                            2002            150,000          27,360          5,400                24,682
Senior Vice President, General           2001            143,000          25,025             --                22,061
Counsel and Corporate Secretary          2000            134,000          23,450          5,000                25,144

Karen Iacullo-Martino                    2002            112,000          20,850             --                21,816
Senior Vice President,                   2001            107,000          17,790             --                20,012
Audit and Compliance                     2000            102,000          17,850             --                19,139

-------------------

(1) Effective January 1, 2003, Mr. Martin succeeded Mr. Mulkerin as Chief Executive Officer upon his retirement. Mr. Mulkerin remains a Director of First Sentinel and First Savings.

(2) Includes directors' fees paid to Mr. Mulkerin and Mr. Martin in 2002, 2001 and 2000.

(3) Includes amounts of salary deferred pursuant to the Incentive Savings Plan for Employees of First Savings Bank (401(k)) and payroll deductions under the Bank's health insurance plan.

(4) Includes bonuses granted pursuant to First Savings' Annual Incentive Plan. Under this plan, bonuses are awarded by the Compensation Committee of the Board of Directors based upon achieving certain predetermined performance levels and other identifiable goals.

(5) First Savings provides certain executive officers with non-cash benefits and perquisites, such as the use of Bank-owned automobiles. Management of First Savings believes that the aggregate value of these benefits for each year included in the table does not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and bonus reported for the officer in the table. There were no restricted stock awards during 2002, and the Company does not maintain a long-term incentive plan.

(6) For a discussion of options and stock appreciation rights ("SARs") granted under the 1998 Incentive Plan, see the Fiscal Year-End Option/SAR Values table.

(7)  Includes $2,750, $2,750, $2,081, $1,900 and $1,680, contributed by First
     Savings in 2002 to the accounts of Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively, under the Incentive Savings Plan for Employees of First Savings Bank (401(k)). The figures also include $35,958, $35,958, $28,407, $22,782 and $20,136, contributed by
     First Savings pursuant to First Savings' ESOP in 2002 allocated for the benefit of Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino, respectively. Also includes $547,412 and $16,234 contributed by First Savings in 2002 to the accounts of Messrs. Mulkerin and Martin, respectively, under the Bank's Supplemental Executive Retirement Plan II established in 1998.

         EMPLOYMENT AGREEMENTS. First Sentinel and First Savings have entered into employment agreements with Messrs. Mulkerin and Martin, effective as of November 15, 2000. The employment agreements with Mr. Mulkerin terminated upon his retirement as of December 31, 2002. The employment agreements are intended to ensure that First Sentinel and First Savings will be able to maintain a stable and competent management base. The employment agreements have rolling three-year terms unless and until the executive, the Company or the Bank choose to convert to a fixed three-year term. These agreements provide for a minimum current annual salary of $350,000 for Mr. Martin and participation on generally applicable terms and conditions in other compensation and fringe benefit plans to the extent that First Savings continues those plans. The base salary will be reviewed at least annually by the Boards of Directors of First Sentinel and First Savings.

     First Sentinel and First Savings may discharge Mr. Martin, and Mr. Martin may resign, at any time, with or without cause. If First Sentinel or First Savings terminates the executive's employment without cause, however, the Company and the Bank will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he had continued working for three years. The same severance benefits would be payable if the executive resigns during the term following: (i) failure to re-elect the executive to his current offices or board seats; (ii) a material change in the executive's functions, duties or responsibilities; (iii) a relocation of the executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of First Sentinel or First Savings; (v) non-renewal of the agreement by First Sentinel or First Savings; (vi) a material reduction in benefits, unless the reduction is general in nature and applicable on a nondiscriminatory basis; or (vii) a breach of the agreement by First Sentinel or First Savings. First Sentinel and First Savings would also continue, and pay for, the executive's life, health and disability coverage for the remaining term of the employment agreements.

     Under the employment agreements, if the executive's service is terminated following a change in control of First Sentinel or First Savings, the executive will be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of the three preceding years' compensation. First Sentinel and First Savings would also continue the executive's life, health, and disability coverage for 36 months. Payments made to the executive upon a change in control may constitute "excess parachute payments" as defined under section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), which may result in the imposition of an excise tax on the executive and the denial of federal income tax deductions for such excess amounts for First Sentinel or First Savings. Under the employment agreements, First Sentinel or First Savings would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive would retain approximately the same net after-tax amounts under the employment agreement that he would have retained if there was no excise tax.

     Payments under First Savings' employment agreement are guaranteed by First Sentinel in the event that First Savings fails to make its payments. Payments under First Sentinel's employment agreement will be made by First Sentinel. Payments or benefits arising out of similar provisions from the First Sentinel and First Savings employment agreements will be counted only once for the executive. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the employment agreements will be paid by First Savings or First Sentinel, respectively, if the executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that First Sentinel and First Savings indemnify the executive to the fullest extent allowable under Delaware and New Jersey law, respectively.

     CHANGE IN CONTROL AGREEMENTS. First Savings has also entered into three-year Change in Control Agreements ("CIC Agreements") with Messrs. Richard Spengler, John F. Cerulo, Jr., Richard P. St. George and Thomas Lyons, and Mss. Ann C. Clancy, Karen Iacullo-Martino and Maryanne Guenther.

The term of these CIC Agreements is perpetual until First Savings gives notice of non-renewal, at which time the term is fixed for three years. First Savings generally may terminate any of these officer's employment, with or without cause, at any time prior to a change in control. If, however, one of these officer's employment is terminated following a change in control, without cause, whether by the officer, the Bank or its successor, the officer will be entitled to receive severance benefits equal to three times the officer's average annual compensation for the three years preceding termination. Annual compensation will include base salary and any other taxable income paid by First Sentinel or First Savings, including bonus, retirement benefits, director or committee fees and fringe benefits, as well as contributions made to, or benefits accrued under, any employee benefit plan. First Sentinel and First Savings will also continue, and pay for, the officer's life, health and disability coverage for the severance term. Payments to the officer under First Savings' CIC Agreements are guaranteed by First Sentinel if payments or benefits are not paid by First Savings. Such payments will be capped at $1 less than the amount that would constitute an excess parachute payment under section 280G of the Code, unless such amount, after employment and income taxes are imposed, is less than the severance payment amount after any excise, employment and income taxes are imposed.

     All reasonable costs and legal fees incurred by the officer pursuant to any dispute or question of interpretation relating to the CIC Agreements will be paid by First Savings if the officer is successful with any legal judgment, arbitration or settlement. The CIC Agreements also provide that First Savings indemnify the Executive to the fullest extent allowable under New Jersey law.

     OPTION PLANS. The Company maintains the 1998 Incentive Plan and the 1996 Incentive Plan, which provide discretionary awards to directors, officers and employees of the Bank. All option awards are determined by the Compensation Committee.

     The following table summarizes the grant of options during 2002 to Named Executive Officers. The table discloses the gain that would be realized if the stock options were exercised when the stock price had appreciated by the percentage rates indicated.

                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                           INDIVIDUAL GRANTS                                    PRICE APPRECIATION FOR OPTION TERM
------------------------------------------------------------------------------  ----------------------------------
                     NUMBER OF       PERCENT OF
                     SECURITIES         TOTAL
                     UNDERLYING      OPTION/SARS
                    OPTIONS/SARS     TO EMPLOYEES    EXERCISE OR   EXPIRATION
     NAME            GRANTED (#)    IN FISCAL YEAR    BASE PRICE      DATE               5%              10%
---------------     ------------    --------------    ----------   -----------      ------------     -----------

Ann C. Clancy         5,400(1)           21.6%          $14.00     04/29/2012          $47,628         $120,204

--------------------------

(1) These options were granted under the 1998 Incentive Plan on April 29, 2002. The options vest in two equal installments beginning on December 16, 2002 and ending on December 16, 2003. The options were not granted in tandem with any limited stock appreciation rights ("LSARs").

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2002.

                                   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR-END OPTIONS/SAR VALUES

                            SHARES                         NUMBER OF SECURITIES
                           ACQUIRED                       UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                              ON         VALUE                OPTIONS/SARS AT           IN-THE-MONEY OPTIONS/SARS AT
        NAME               EXERCISE     REALIZED             DECEMBER 31, 2002               DECEMBER 31, 2002(1)
        ----               --------     --------             -----------------               --------------------

                                                       EXERCISABLE   UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
                                                       -----------   -------------      -----------    -------------
John P. Mulkerin              --           --            294,453         60,000         $1,871,346        $323,400

Christopher Martin            --           --            233,000         52,000         $1,386,370        $280,280

Richard Spengler              --           --             79,470         17,500         $  477,777        $ 94,325

Ann C. Clancy                 --           --             22,450          7,950         $  107,506        $ 29,351

Karen Iacullo-Martino         --           --             45,470          9,000         $  295,517        $ 48,510

-------------------

(1) The value of the in-the-money options represents the difference between the fair market value of the common stock of $14.39 per share as of December 31, 2002 and the exercise price per share of the options. All options granted under the 1996 Incentive Plan had an exercise price of $3.78 per share. All options granted under the 1998 Incentive Plan had an exercise price of $9.00 per share, with the exception of 5,400 of Ms. Clancy's options which were granted on April 29, 2002 with an exercise price of $14.00.

     PENSION PLAN. First Savings is a participant in the Financial Institutions Retirement Fund, a multi-employer defined benefit plan (the "Pension Plan"). All employees age 21 or older who have completed one year of service are eligible to participate in this Pension Plan. Retirement benefits are based upon a formula utilizing years of service and average compensation. Participants are vested 100% upon the completion of five years of service.

     The Financial Institutions Retirement Fund does not segregate its assets, liabilities or costs by participating employer. Therefore, First Savings cannot ascertain the accumulated benefit obligations, plan assets or the components of annual pension expense attributable to it.

                            ESTIMATED ANNUAL RETIREMENT BENEFIT PAYABLE AT AGE 65
                      TEN YEAR CERTAIN AND LIFE ANNUITY TO AN EMPLOYEE RETIRING IN 2002
                    ---------------------------------------------------------------------

                                            YEARS OF BENEFIT SERVICE (1)
                                            ----------------------------

                                                       ------------               ------------
       HIGH-5 AVERAGE
     COMPENSATION (2)(3)         15            20            25           30           35
    ---------------------  --------------  ----------- ------------ ------------- ------------
          $ 125,000           $37,500       $50,000       $62,500      $62,500      $62,500
            150,000            45,000        60,000        75,000       75,000       75,000
            175,000            52,500        70,000        87,500       87,500       87,500
            200,000            60,000        80,000       100,000      100,000      100,000
            300,000            90,000       120,000       150,000      150,000      150,000
            400,000(3)        120,000       160,000       200,000      200,000      200,000
            450,000(3)        135,000       180,000       225,000      225,000      225,000

                                                            (NOTES ON NEXT PAGE)
-------------------

(1) As of December 31, 2002, John P. Mulkerin, Christopher Martin, Richard Spengler, Ann C. Clancy and Karen Iacullo-Martino had 15 years, 18 years, 19 years, 3 years and 18 years of credited service, respectively. The Pension Plan does not count service in excess of 25 years in the benefit formula.

(2) The compensation utilized to determine estimated benefits is the salary amount listed under "Summary Compensation Table," minus any directors' fees. The average covered compensation under the Pension Plan for Messrs. Mulkerin, Martin and Spengler, and Mss. Clancy and Iacullo-Martino as of December 31, 2002, was $172,000, $172,000, $138,998, $141,408 and $101,496,
    respectively. The Pension Plan does not provide a deduction for Social Security benefits and there are no other offsets to benefits. The average covered compensation is the average of the five consecutive years of highest earnings.

(3) Under Section 401(a)(17) of the Code, a participant's annual compensation in excess of $150,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining average annual compensation. For plan years 1997 through 1999, that limit was $160,000. For plan years 2000 and 2001, the limit increased to $170,000, and for 2002, the limit was $200,000. Based on those limits, high 5-year average compensation cannot be more than $172,000 as of December 31, 2002. However, benefits are not reduced below the level of benefits accrued as of December 31, 1993. Under applicable law, the maximum annual benefit for a Ten Year Certain and Life Annuity is $152,091 for 2002. For Messrs. Mulkerin and Martin, benefits based on average final compensation in excess of this limit are payable under the Supplemental Executive Retirement Plan.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Effective as of January 1, 1994, the Board of Directors revised a previously existing plan entitled the Retirement Benefit Maintenance Plan (the "Maintenance Plan") and restated it as the First Savings Bank Supplemental Executive Retirement Plan ("SERP"). The SERP is a nonqualified employee benefit plan that provides a post-employment supplemental retirement benefit for certain participants designated by the Board of Directors of First Savings. A participant's benefit under the SERP is equal to (i) the excess of (A) seventy-five percent (75%) of the participant's base salary payments during the twelve consecutive months in which he received the greatest amount of such payments, over (B) the amount of the participant's "Pension Plan Annual Benefit" and "Primary Social Security Benefit," as defined in the SERP, reduced by (ii) four percent (4%) for each year of benefit service less than twenty-five (25). Generally, if a participant retires at or after he attains the age of 65, his benefit would not be subject to any reduction based on years of benefit service. If a participant elects early payment of his benefit, unless he has attained age 60 and accrued 25 years of benefit service, his benefit would be reduced according to actuarial considerations. Upon a change in control, as defined in the SERP, a participant's benefit would not be subject to any reduction based on years of benefit service or early payment. Effective upon his retirement at December 31, 2002, Mr. Mulkerin is entitled to receive an annual benefit of $118,520 under the SERP. The current estimated annual benefit payable at age 65 for Mr. Martin, the only remaining participant in the SERP, is $141,044.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN II. On November 15, 2000, the Bank's Board of Directors approved the Amended and Restated First Savings Bank Supplemental Executive Retirement Plan II ("SERP II"). Anyone who participates in the ESOP or the Incentive Savings Plan for Employees of First Savings Bank ("Incentive Savings Plan") is eligible for selection as a participant in the SERP II. Participants in the SERP II are determined by the Bank's Board of Directors from a select group of management or highly compensated employees. Generally, the SERP II provides a participant the benefits that he would have received under the ESOP and the Incentive Savings Plan if certain Code benefit limitations did not apply. The participant also would receive any benefits he would have received under the ESOP had he remained in service throughout the term of the ESOP loan and all unallocated ESOP shares were allocated to participants. Vesting under the SERP II is subject to a five-year graded vesting schedule. Upon a change in control, as defined in the SERP II, however, the participant's portion of the unallocated ESOP shares would immediately vest.

                              CORPORATE GOVERNANCE

     In July 2002, the Sarbanes-Oxley Act of 2002 was enacted. The Sarbanes-Oxley Act covers a broad range of corporate governance and accounting issues with the intention of establishing an enhanced legal framework that will promote honesty and transparency in corporate America and better protect investors from the type of corporate wrongdoing that has made headlines in the last few years.

     First Sentinel is in compliance with all applicable corporate governance laws, rules and regulations under Delaware law, Federal law and the Nasdaq Stock Market, on which our common stock is listed. Our Board of Directors is actively evaluating recent developments in corporate governance in terms of both new regulations that are not yet effective and recent regulatory proposals that are pending. We are also evaluating the "best practices" that are developing in corporate America. We will continue to evaluate and modify our corporate governance practices as appropriate in light of these developments.

BOARD INDEPENDENCE

     A majority of First Sentinel's Board of Directors are independent. The Company recently amended its Bylaws to require that a majority of the Board be independent. The amendment also defines independent director as a person who meets the criteria for independence established by the Nasdaq Stock Market, the exchange on which the Company's securities are listed. In addition, to be independent, a director cannot have a material relationship which, in the Board's opinion, would interfere with the exercise of his or her independent judgment.

BOARD AND COMMITTEE MEETINGS

     First Sentinel's Board of Directors held 13 regular and special meetings in 2002. The Company's Board of Directors maintains standing Audit, Corporate Governance, Compensation and Nominating Committees. No director of the Company attended fewer than seventy-five percent (75%) of the aggregate of the total number of Board meetings held and the total number of committee meetings on which such director served during 2002.

AUDIT COMMITTEE

     The Audit Committee is comprised of Messrs. McLaughlin (Chairman), Chadwick and Ruegger, each of whom is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee acts under a written charter adopted by the Board of Directors. The Committee amended its charter in February 2003 in response to new and pending regulations of the SEC and the Nasdaq Stock Market. A copy of this charter is attached as Appendix A.

     Under the guidance of this charter, the Audit Committee is responsible for overseeing First Sentinel's financial reporting process, systems of internal controls and public disclosure of financial information on behalf of the Board of Directors. Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants must express an opinion on the financial statements based on its audit conducted in accordance with Generally Accepted Auditing Standards. The Audit Committee has the responsibility to monitor and oversee these processes. This Committee is also responsible for reviewing and reporting to the Board of Directors on the Company's financial condition and reviewing the audit reports of the Company from its internal and independent auditors. The Audit Committee met five times during 2002. Set forth below is the report of the Audit Committee.

AUDIT COMMITTEE REPORT

     THE FOLLOWING REPORT OF OUR AUDIT COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE TO ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO

ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT FIRST SENTINEL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND OTHERWISE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2002, with the Company's management. The Audit Committee has discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including:

     o The independent auditors' responsibility under Generally Accepted Auditing Standards adopted in the United States;

     o    Any significant accounting policies either newly adopted or modified;

     o Any significant management judgments and estimates included in the underlying financial statements;

     o    Any significant audit adjustments proposed in their examination;

     o Any other information in documents containing the audited financial statements;

     o    Any disagreements with management;

     o    Any difficulties encountered in performing the examination; and

     o    Quality of accounting principles.

     The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the review and discussions with the Company's auditors as noted above, the Audit Committee recommended to the Board of Directors that the financial statements for the fiscal year ended December 31, 2002, be included in the Company's Annual Report on Form 10-K for filing with the SEC.

                 AUDIT COMMITTEE OF FIRST SENTINEL BANCORP, INC.

 Keith H. McLaughlin (Chairman)      Joseph Chadwick     Philip T. Ruegger, Jr.

CORPORATE GOVERNANCE COMMITTEE

     In 2003, First Sentinel's Board of Directors established a new Corporate Governance Committee, which must be comprised solely of independent directors. The Corporate Governance Committee is comprised of Messrs. Ruegger (Chairman), Chadwick, Hornyak, McLaughlin, Shein and Timpson. The Committee must meet at least quarterly, and more often if needed. The purpose of the Committee is to assist the Board in managing the affairs and operations of First Sentinel and its subsidiaries, including evaluating the composition, structure, responsibilities and performance of the Board of Directors and its committees. The Committee must also develop corporate governance guidelines for the Company, which it expects to adopt during 2003. The Committee held its first meeting in February 2003 to adopt a charter. A copy of that charter is attached as Appendix B.

NOMINATING COMMITTEE

     The Nominating Committee is comprised of Messrs. Timpson (Chairman), Chadwick, Hornyak and Shein. The Nominating Committee recommends candidates for election to the Board of Directors.

The Nominating Committee met once during 2002. The Nominating Committee adopted a charter in February 2003, which is attached as Appendix C. The Committee also selected the nominees for election as directors at the 2003 Annual Meeting. Nominations by stockholders for the election of directors must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "ADDITIONAL INFORMATION--Notice of Business to Be Conducted at an Annual Meeting."

COMPENSATION COMMITTEE

     The Compensation Committee consists of Messrs. Ruegger (Chairman), Hornyak, Shein and Timpson. The Compensation Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company and the Bank. The Committee reviews and approves all compensation programs to be implemented by the Bank and the Company and specifically approves the compensation of the Chief Executive Officer. The Compensation Committee adopted a charter in February 2003, a copy of which is attached as Appendix D. The Compensation Committee met four times in 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, the Compensation Committee consisted of Messrs. Ruegger, Hornyak, Shein and Timpson. There were no interlocks, as defined under the rules and regulations of the SEC, between members of this committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise. See "Transactions with Certain Related Persons," below.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to its officers, directors and employees. Loans to executive officers and directors are made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, except that the Bank offers loans to directors and executive officers on terms not available to the public, but available to all full-time employees. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features.







--------------------------------------------------------------------------------
                                   PROPOSAL II

                  APPROVAL OF THE FIRST SENTINEL BANCORP, INC.

                   2003 KEY EMPLOYEE EQUITY COMPENSATION PLAN
--------------------------------------------------------------------------------

GENERAL

     The Board of Directors of the Company approved the 2003 Key Employee Equity Compensation Plan (the "Plan") on January 22, 2003, subject to approval by the Company's stockholders. The Board of Directors believes that the granting of stock options and restricted stock awards is an important component of the Company's overall employee compensation philosophy. In order to continue to be able to attract and retain employees, the Company must have the ability to offer market competitive, long-term compensation opportunities. The Board believes that the availability of stock-based benefits is a key component in this strategy and that this strategy also furthers the objective of aligning the interests of employees and Company stockholders.

     The Plan is similar to the Company's 1998 Stock-Based Incentive Plan, which was approved by stockholders on April 29, 1999, in that it allows the Company to use stock options and restricted stock to reward performance and build the participants' equity interests in the Company by providing long-term incentives and rewards to officers and employees who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. The Company's 1998 Stock-Based Incentive Plan provided for the issuance of 1,655,037 shares of Company common stock upon the exercise of incentive and non-statutory stock options and 662,014 shares of Company common stock upon the grant of restricted stock awards. Currently, under the Company's existing plans, 81,655 shares of Company common stock remain available for the grant of stock options and 2,665 shares remain available for the grant of restricted stock awards. The weighted average remaining term for outstanding stock options and restricted stock awards under the Company's existing plans is 5.6 years and 1.2 years, respectively.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix E.

SUMMARY OF THE PLAN

     TYPE OF AWARDS. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, Non-Statutory Stock Options ("NSOs"), which do not satisfy the requirements for ISO treatment, and Restricted Stock Awards ("RSAs").

     ADMINISTRATION. The Plan is administered by the Compensation Committee of the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board of Directors, the Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Compensation Committee also determines the participants to whom stock options and RSAs will be granted, the type of stock options that will be granted, the amount of stock options and RSAs that will be granted and the terms and conditions applicable to such awards.

     PARTICIPANTS. All employees of the Company and its subsidiaries are eligible to participate in the Plan.

     NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 1,000,000 shares of common stock for issuance under the Plan. Of that amount, no more than 200,000 shares may be used for RSA grants. However, up to 1,000,000 shares may be granted as stock options. Shares of common stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its Treasury. Any shares subject to a stock option which expires or is terminated unexercised or an unvested or canceled restricted stock award will again be available for issuance under the Plan.

     TERMS OF STOCK OPTION GRANTS. The exercise price of each ISO or NSO will not be less than 100% of the fair market value of the Company common stock on the date the ISO or NSO is granted. The Plan does not permit the repricing of previously granted stock options or the cancellation and re-grant of stock options without stockholder approval. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

     Currently, under accounting principles generally accepted in the United States of America, compensation expense is not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries.

     The exercise price of an option may be paid in cash, common stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Compensation Committee.

     Under the Plan, the Compensation Committee may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Compensation Committee). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Compensation Committee determines or as may be specified in the Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Compensation Committee or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Compensation Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     TERMS OF RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Compensation Committee has the authority to determine the number of shares subject to an RSA and the dates on which an RSA will vest.

     RSA recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to the shares awarded in the form of restricted stock. In addition, RSA recipients may direct the voting of shares of common stock awarded to them.

     RSAs vest in accordance with the terms of the Plan and as specified in each RSA recipient's award agreement. The Compensation Committee may, at any time and without additional consideration, accelerate the time period in which an RSA vests. RSAs are transferable only by will or the laws of descent and distribution.

     EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Plan) each outstanding stock option grant and RSA will become fully vested. Vested stock options will remain exercisable for their unexpired term.

     TERM OF THE PLAN. The Plan will be effective upon stockholder approval. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     AMENDMENT OF THE PLAN. The Plan allows the Board to amend the Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law, regulatory requirement or specific provision of the Plan.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the material tax consequences of stock options and restricted stock awards granted under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     STOCK OPTIONS. There are generally no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or NSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     Upon exercise of an NSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

     RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the RSA lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time.

     An RSA recipient who makes an election under Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

     NEW PLAN BENEFITS. The Company anticipates that, following stockholder approval of the Plan, it will make grants to officers and employees at levels consistent with other peer institutions. Neither the Board, nor the Compensation Committee, has made specific determinations regarding the size or timing of individual awards.

     The following table provides information regarding First Sentinel's existing stock compensation plans as of December 31, 2002. This table does not include options and restricted stock awards that would be available if the 2003 Key Employee Equity Compensation Plan is approved by stockholders.

                                    EQUITY COMPENSATION PLAN INFORMATION
                                    ------------------------------------

                                    NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                    ISSUED UPON EXERCISE OF       EXERCISE PRICE OF        REMAINING AVAILABLE FOR
                                    OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER EQUITY
PLAN CATEGORY                       WARRANTS AND RIGHTS (1)       WARRANTS AND RIGHTS      COMPENSATION PLANS (2)
-------------------------------     ----------------------------  -----------------------  -----------------------------
Equity compensation plans
approved by security holders               2,000,027                     $7.91                     107,870
------------------------------------------------------------------------------------------------------------------------

Equity compensation plans
not approved by security
holders                                     - -                           - -                       - -
------------------------------------------------------------------------------------------------------------------------

Total                                      2,000,027                     $7.91                     107,870
------------------------------------------------------------------------------------------------------------------------

(1) The figures include 338,369 options that were granted by Pulse Bancorp, Inc. prior to its merger with First Sentinel which remain outstanding. First Sentinel assumed all stock compensation plans of Pulse Bancorp upon its acquisition in December 1998, and each outstanding option to purchase Pulse common shares was exchanged for options to purchase 3.764 shares of First Sentinel common stock. All such options are currently exercisable.

(2) The figure includes 87,655 options and 20,415 restricted stock awards that were available for issuance as of December 31, 2002. Since that date, 6,000 options and 17,750 restricted stock awards have been granted.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" APPROVAL OF THE FIRST SENTINEL BANCORP, INC. 2003 KEY EMPLOYEE EQUITY COMPENSATION PLAN.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                  APPROVAL OF THE FIRST SENTINEL BANCORP, INC.
                   2003 KEY EMPLOYEE EQUITY COMPENSATION PLAN.

--------------------------------------------------------------------------------

                                  PROPOSAL III

                      RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Company's independent auditors for the fiscal year ended December 31, 2002 were KPMG LLP. In fulfilling its responsibilities, the Audit Committee has re-appointed KPMG LLP to continue as independent auditors for the Bank and the Company for 2003, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

AUDIT FEES

     For the fiscal year ended December 31, 2002, KPMG LLP billed the Company an aggregate of $143,000 for professional services rendered for the audit of the Company's financial statements for such period and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during such period.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2002, no fees were billed by, or paid to, KPMG LLP for directly or indirectly operating or supervising the operation of the Company's information systems or managing the Company's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

     For the fiscal year ended December 31, 2002, KPMG LLP billed the Company an aggregate of $34,500 for all other services not described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees." These services consisted of tax return preparation and consultation.

     The Audit Committee considered the provision of the services covered under the captions "All Other Fees" and "Financial Information Systems Design and Implementation Fees" and found them to be compatible with maintaining KPMG LLP's independence.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE
                      INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     To be included in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2004, a stockholder proposal must be received by the Secretary of the Company by November 30, 2003. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to any annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The bylaws of the Company set forth advance notice procedures for a stockholder to properly bring business before an annual meeting or to nominate any person for election to our Board of Directors. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the meeting date is given, the stockholder's notice must be received by the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date is first given. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to any annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no other business to be brought before stockholders at the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in accordance with their best judgment.

     Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

     If you are the beneficial owner, but not the recordholder, of Company stock at a shared address to which a single copy of both the proxy statement and annual report have been delivered, and you wish to receive a separate copy of this proxy statement and the annual report, you must submit a written request to the Secretary, First Sentinel Bancorp, Inc., 1000 Woodbridge Center Drive, Woodbridge, New Jersey 07095.

     A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRST SENTINEL BANCORP, INC., 1000 WOODBRIDGE CENTER DRIVE, WOODBRIDGE, NEW JERSEY 07095. THE FORM 10-K IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY'S WEBSITE AT WWW.FIRSTSENTINELBANCORP.COM.



                                         By Order of the Board of Directors


                                         /s/ Ann C. Clancy

                                         Ann C. Clancy
                                         SECRETARY

Woodbridge, New Jersey
March 28, 2003




     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the accounting and reporting practices of First Sentinel Bancorp, Inc., First Savings Bank, and subsidiaries, hereafter referred to as the "Company," are in accordance with all requirements and are of the highest quality.

STATEMENT OF PURPOSE
--------------------

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the Company's financial reporting processes, systems of internal controls and public disclosure of financial information, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors and (4) the compliance by the Company with laws and regulations.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors, the Company's outside legal counsel and anyone in the Company. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and to approve the fees and other retention terms of such consultants or experts. The Audit Committee also has the authority to obtain, at the Company's expense, appropriate continuing education relevant to the performance of its duties.

COMMITTEE MEMBERSHIP
--------------------

Audit Committee members shall meet the requirements of the stock exchange on which the Company's shares are listed. The Audit Committee shall be comprised of a minimum of three directors, but not more than six, as determined by the Board, each of whom shall be an Independent Director as such term is defined in the Company's Bylaws.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements and at least one member of the Committee must be an "audit committee financial expert" as determined by the Board, consistent with the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and the applicable rules and regulations of the stock exchange on which the Company's shares are listed.

The members of the Committee are elected by the Board at the annual organizational meeting of the Board. If an Audit Committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

MEETINGS
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A meeting may be called by the Chairperson of the Audit Committee or by majority of the members of the Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Audit Committee members present at a meeting, if a quorum is present, shall constitute an act of the Audit Committee.

As part of its job to foster open communication, the Committee may request that any directors, officers or employees of the Company or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Audit Committee to provide such pertinent information as the Committee requests. The Audit Committee shall meet or communicate with the CFO, the internal auditor and the independent auditor at least quarterly.

Following each of its meetings, the Audit Committee shall report the written minutes of its meetings to the Board. Once approved by the Board, the minutes shall be maintained with the books and records of the Audit Committee.

AUTHORITY AND RESPONSIBILITIES
------------------------------

o The Audit Committee shall review and update this Charter at least annually, submit the Charter to the Board of Directors for approval and have the Charter published at least every three years in accordance with SEC regulations. In addition, the Audit Committee shall annually review the Audit Committee's own performance and present its evaluation to the Board.

o The Audit Committee shall have sole authority to appoint, discharge or replace the independent auditor, subject to stockholder ratification, and shall approve all audit engagement fees and terms. All auditing services and permitted non-audit services performed by the independent auditors, and the fees for such services, shall be pre-approved by the Audit Committee.

o The Audit Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis section of the Company's Form 10-K and recommend to the Board whether the audited financial statements, as presented, should be included in the Company's Form 10-K.

o The Audit Committee shall review and discuss with management and the independent auditors the Company's annual financial results prior to the release of the annual earnings.

o The Audit Committee shall review and discuss with management and the independent auditor the Company's quarterly financial results, financial statements and other financial disclosures prior to the release of quarterly earnings and filing of its Form 10-Q and press releases, including the results of the independent auditors' reviews of the quarterly financial statements.

o The Audit Committee shall review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles and practices.

o The Audit Committee shall review with management, the independent auditors and the Company's internal auditor, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The discussion shall also include significant financial risk exposures and the steps management has taken to monitor, control and report such exposure.

o The Audit Committee shall review with management the certifications and statements required to be filed or submitted to governmental authorities pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations thereunder.

o The Audit Committee shall discuss with the independent auditors the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61 relating to the conduct of the audit, specifically discussing:

     o The adoption of or changes to the Company's significant auditing and accounting principles and practices, and significant audit adjustments, as suggested by the independent auditors, internal auditors or management.

     o The management letter provided by the independent auditors and the Company's response to that letter (if necessary).

     o Any difficulties encountered in the course of the audit work, including any restriction on the scope of activities or access to requested information and any significant disagreements with management.

o The Audit Committee shall review the independence, qualifications and performance of the independent auditors, including senior members of the independent auditor team, and the quality control procedures of the independent auditors. In addition, the Committee shall require the independent auditors to submit an annual formal written independence confirmation pursuant to Title II of the Sarbanes-Oxley Act, regarding auditor independence.

o The Audit Committee shall meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

o The Audit Committee shall review the appointment, performance and replacement of the Director of Internal Auditing.

o The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

o The Audit Committee shall review significant reports prepared by the internal audit department, together with management's response and follow-up to these reports.

o The Audit Committee shall review compliance, regulatory and accounting matters and initiatives that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from or published by the internal auditor, regulators and other governmental agencies.

o The Audit Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside legal counsel for this purpose if, in its judgment, that is appropriate.

o The Audit Committee shall review and periodically update the Company's Code of Ethics Policy and management's monitoring of compliance with the Code.

o The Audit Committee shall annually review and approve all related party transactions (which for this purpose should exclude ordinary deposit relationships parties may have with the Company's bank subsidiary) and review potential conflicts of interest.

o The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, audit matters and the confidential anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

o The Audit Committee shall issue a report to be included in the Form 10-K and the Company's annual proxy statement, as required by the SEC, that it has reviewed and discussed the audited financial statements with management and the independent auditors, and that the Committee has also discussed with the independent auditors the matters required to be discussed by SAS 61.

                                                                      APPENDIX B


                          GOVERNANCE COMMITTEE CHARTER

STATEMENT OF PURPOSE
--------------------

The primary function of the Governance Committee is to assist the Board of Directors in fulfilling its responsibility to manage the affairs and operations of First Sentinel Bancorp, Inc. and its subsidiary companies (hereinafter collectively referred to as the "Company"). The Governance Committee shall evaluate and make recommendations to the Board of Directors regarding the composition, structure, responsibilities and performance of the Board of Directors and its Committees. The Governance Committee shall also develop corporate governance guidelines for the Company, for approval by the Board of Directors.

STRUCTURE
---------

The Corporate Governance Committee members shall meet the requirements of the stock exchange on which the Company's shares are listed. The Committee shall be comprised of a minimum of three directors, each of whom shall be Independent Directors, as such term is defined in the Company's Bylaws. The members of the Committee shall be elected annually by the Board of Directors.

The Committee shall meet as frequently as needed and no less than quarterly. A meeting may be called by the Chairperson of the Corporate Governance Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Corporate Governance Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Corporate Governance Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Corporate Governance Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Corporate Governance Committee members present at a meeting, if a quorum is present, shall constitute an act of the Corporate Governance Committee. Any action required or permitted to be taken at any meeting of the Corporate Governance Committee may be taken without a meeting if all members of the Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Committee. Following each of its meetings, the Corporate Governance Committee shall report its actions and recommendations to the Board.

RESPONSIBILITIES
----------------

The Committee shall have the following authority and responsibilities:

1. In the absence of such action by the Board of Directors, the Governance Committee shall select annually the members of the Nominating Committee of the Board of Directors.

2. The Committee shall annually assess the performance of the Board as a whole, discuss such assessment with the full Board and, as appropriate, recommend changes, including, but not limited to, changes in Board size and composition and in Board policies and procedures.

3. The Committee shall develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluation of the Board and report its findings to the Board.

4. The Committee shall review the Board's committee structure and recommend to the Board, for its approval, any changes to the Committee structure as it deems advisable. The members of the Governance Committee shall be appointed by the full Board, without recommendation by the Committee. The Board shall also, without recommendation by the Governance Committee, be responsible for filling vacancies in, and appointing chairpersons of, the Governance Committee.

5. The Committee shall develop and recommend to the Board for its approval a set of corporate governance guidelines for the Company, the Bank and their directors, officers and employees. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

6. The Committee shall have authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

7. The Committee shall review and assess the adequacy of this Charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

8. The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

9. The Committee shall consider any other corporate governance issues that may arise from time to time, and to develop appropriate recommendations for the Board.

                                                                      APPENDIX C


                          NOMINATING Committee CHARTER

STATEMENT OF PURPOSE
--------------------

The primary function of the Nominating Committee is to evaluate candidates and recommend to the Board of Directors for its approval nominees for election as directors of First Sentinel Bancorp, Inc. (the "Company") and the Company's subsidiary companies.

The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee has the authority to retain, at the Company's expense, any search firm to be used to identify director candidates. The Committee shall also have the authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

STRUCTURE
---------

Nominating Committee members shall meet the requirements of the stock exchange on which the Company's shares are listed. The Nominating Committee shall be comprised of a minimum of three directors, each of whom shall be Independent Directors, as that term is defined in the Company's Bylaws, who are not candidates for re-election to the Board while serving as a Committee member. The members of the Committee shall be elected annually by the Board of Directors or the Governance Committee thereof. If a Nominating Committee Chair is not designated, the members of the Committee may designate a Chair by majority vote. The Nominating Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

The Nominating Committee shall meet as frequently as needed and not less than annually. A meeting may be called by the chairperson of the Nominating Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Nominating Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Nominating Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Nominating Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Nominating Committee members present at a meeting, if a quorum is present, shall constitute an act of the Nominating Committee. Any action required or permitted to be taken at any meeting of the Nominating Committee may be taken without a meeting if all members of the Nominating Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Nominating Committee. Following each of its meetings, the Nominating Committee shall report its actions and recommendations to the Board.

RESPONSIBILITIES
----------------

The Committee shall have the following authority and responsibilities:

1. The Committee shall develop criteria for the selection of new directors and, when appropriate, conduct the search for individuals qualified to become members of the Board.

2. The Committee shall develop criteria for the evaluation of incumbent Board members.

3. The Committee shall evaluate the performance of current Board members proposed for reelection, and recommend to the Board whether such members should stand for reelection.

4. The Committee shall select, and recommend to the Board for its approval, nominees for election as directors by the shareholders of the Company.

5. The Committee shall evaluate any shareholder nominees for election as director.

6. The Committee shall annually recommend to the boards of the Company's subsidiary companies the slate of directors for such subsidiary companies.

7. The Committee shall have the authority to retain or terminate, in its discretion, any search firm to be used to identify director candidates and to approve the search firm's fees and other retention terms. The Committee shall also have authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

8. The Committee shall review and assess the adequacy of this Charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

9. The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

                                                                      APPENDIX D


                         COMPENSATION COMMITTEE CHARTER


STATEMENT OF PURPOSE
--------------------

The primary purpose of the Compensation Committee is to assist the Board of Directors of First Sentinel Bancorp, Inc. in its review and approval of the compensation of the Board of Directors, committee members and the executive officers of the Company and First Savings Bank (hereinafter referred to collectively as the "Company"). The Committee shall also develop and assess corporate goals and objectives relevant to the compensation of the directors and executive officers. The Committee shall also serve as fiduciary and/or administrator of certain compensation or benefit plans as may be necessary or required.

STRUCTURE
---------

The Compensation Committee shall meet the requirements of the stock exchange on which the Company's shares are listed. The Committee shall be comprised of a minimum of three directors, each of whom shall be Independent Directors, as such term is defined in the Company's Bylaws. Committee members shall be elected annually by the Board of Directors. If a Compensation Committee Chair is not designated by the Board of Directors, the members of the Committee may designate a Chair by majority vote. The Compensation Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

The Compensation Committee shall meet as frequently as needed and not less than annually. A meeting may be called by the Chairperson of the Compensation Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Compensation Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Compensation Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Compensation Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Compensation Committee members present at a meeting, if a quorum is present, shall constitute an act of the Compensation Committee. Any action required or permitted to be taken at any meeting of the Compensation Committee may be taken without a meeting if all members of the Compensation Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Compensation Committee. Following each of its meetings, the Compensation Committee shall report its actions and recommendations to the Board.

RESPONSIBILITIES
----------------

The Committee shall have the following authority and responsibilities:

1. The Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board of Directors the CEO's compensation levels based on this evaluation. In determining the incentive component of CEO compensation, the Committee will consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

3. The Committee shall annually review, and make recommendations to the Board of Directors with respect to the compensation of all directors, officers and other key executives whose compensation is required by law or the Company's Certificate of Incorporation or Bylaws to be set by the Board, including incentive compensation plans and equity-based plans.

4. The Committee shall annually review and recommend to the Board of Directors for approval, for the CEO and the executive officers of the Company whose compensation is required by law or the Company's Certificate of Incorporation or Bylaws to be set by the Board, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits.

5. The Committee shall serve as the fiduciary and/or administrator of any compensation or benefit plan of the Company for which a fiduciary consisting of members of the Board of Directors is required by law or by the terms of the plan. In such capacity, it shall have and exercise the power, authority and discretion conferred by law or the terms of the relevant plan, as applicable.

6. The Committee shall review and reassess the adequacy of this Charter annually and, as appropriate, adopt and recommend changes to the Board for its approval.

7. The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

8. All deliberations, actions and recommendations of the Committee relevant to the CEO shall be undertaken by the Committee in executive session. Any other deliberations, actions or recommendations may be made in the presence of, or take into consideration the recommendation of, the CEO or other executive officers.

                                                                      APPENDIX E


                          FIRST SENTINEL BANCORP, INC.
                   2003 KEY EMPLOYEE EQUITY COMPENSATION PLAN

1.   DEFINITIONS.

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b) "Bank" means First Savings Bank, a New Jersey state-chartered savings institution.

(c)  "Board of Directors" means the board of directors of the Holding Company.

(d) "Change in Control" means with respect to the Bank or the Holding Company, an event of a nature that (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Holding Company or the Bank within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R.ss.303.4(a), with respect to the Institution, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(e)  "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee designated, pursuant to Section 2 of the Plan, to administer the Plan.

(g) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

(h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

(i) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(l) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

     (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the average of the high and low bid prices for the Common Stock reported for such date;

     (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

     (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

(m) "Holding Company" means First Sentinel Bancorp, Inc. and any entity which succeeds to the business of First Sentinel Bancorp, Inc.

(n) "Incentive Stock Option" means a stock option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

(o) "Non-Statutory Stock Option" means a stock option granted to an individual pursuant to the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(p)  "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(q) "Participant" means any Employee who was granted an Option or Restricted Stock Award under the Plan.

(r) "Plan" means this First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan.

(s) "Restricted Stock Award" means an award of restricted stock granted to an individual pursuant to Section 6 of the Plan.

(t) "Retirement" means a termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve on the Board of Directors of the Bank or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Bank or its Affiliates.

(u) "Termination for Cause" shall mean termination because of a material loss to the Bank or one of its subsidiaries caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on a Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank or its subsidiaries.

2.   PURPOSE.

This Plan is intended to provide the Holding Company and its Affiliates, a means to continue using Common Stock as a form of compensation for officers and other key employees. Pursuant to the terms of the Plan, the Committee may grant Options and Restricted Stock Awards to Employees to provide additional incentive to continue to work for the success of the Holding Company and its Affiliates.

3.   ADMINISTRATION.

(a) The Committee shall administer the Plan. The Committee shall either consist of the entire Board of Directors or a committee of two (2) or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed "disinterested" only if he satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)  The Committee shall:

     (i) select the individuals who are to receive grants of awards under the Plan;

     (ii) determine the type, number, vesting requirements and other features and conditions of such awards made under the Plan;

     (iii)  interpret the Plan and Award Agreements (as defined below); and

     (iv)   make all other decisions related to the operation of the Plan.

     The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c) Each award granted under the Plan shall be evidenced by a written agreement or notice ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the award holder, and every award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

     (i)    the type of award granted;

     (ii)   the Exercise Price of any Option;

     (iii)  the number of shares subject to the award;

     (iv)   the expiration date of the award;

     (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the award; and

     (vi) the restrictions, if any, placed on the award, or upon shares which may be issued upon the exercise or vesting of the award.

     The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of awards granted under the Plan.

(d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

4.   STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 11 of the Plan, the number of shares reserved for awards under the Plan is 1,000,000, including for purchase pursuant to the exercise of Options (Incentive Stock Options and Non-Statutory Stock Options); provided, however, that no more than 200,000 may be used for grants of Restricted Stock Awards. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the awards terminate, expire or are forfeited without vesting or having been exercised, new awards may be granted with respect to these shares subject to the limitations set forth in this Section 4. Notwithstanding these overall limitations, no individual may receive grants of awards under the Plan that, in the aggregate, cover more than 25% of the total shares reserved for awards under the Plan.

5.   OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a) EXERCISE PRICE. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b) TERMS OF OPTIONS. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c) NON-TRANSFERABILITY. Unless otherwise determined by the Committee in accordance with this Section 5(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 5(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

     (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

     (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

     For purposes of this Section 5(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 5(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

(d) SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Notwithstanding the foregoing provisions, the following rules apply to the grant of Incentive Stock
     Options:

     (i) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

     (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

     (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under
            Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

     (iv) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

     (v) Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one
            (1) year from the date the Employee terminates employment.

(e) ACCELERATION UPON A CHANGE IN CONTROL. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f) TERMINATION OF EMPLOYMENT OR SERVICE. The following rules apply upon the termination of an individual's employment or other service:

     (i) IN GENERAL. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, an individual may exercise only those Options that were immediately exercisable by the individual at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

     (ii) RETIREMENT. Unless the Committee determines otherwise, upon an individual's Retirement, the individual may exercise only those Options that were immediately exercisable by the individual at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term.

     (iii) DISABILITY OR DEATH. Unless the Committee determines otherwise, upon termination of an individual's employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of two (2) years from the date of termination, or, if sooner, until the expiration of the Option term.

     (iv) TERMINATION FOR CAUSE. Unless the Committee determines otherwise, upon Termination for Cause, all rights of an individual to Options shall expire immediately upon the effective date of Termination for Cause.

6.   RESTRICTED STOCK AWARDS.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

     (i) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

     (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of an individual, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

     (iii) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c) ACCELERATION OF VESTING UPON A CHANGE IN CONTROL. Upon a Change in Control, all Restricted Stock Awards held by an individual as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

(d) TERMINATION OF EMPLOYMENT OR SERVICE. The following rules will govern the treatment of a Restricted Stock Award upon the termination of an individual's termination of employment or other service:

     (i) IN GENERAL. Unless the Committee determines otherwise, upon the termination of an individual's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Restricted Stock Award in which the individual has not become vested as of the date of such termination shall be forfeited and any rights the individual had to such Restricted Stock Award shall become null and void.

     (ii) RETIREMENT. Unless the Committee determines otherwise, upon an individual's Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

     (iii) DISABILITY OR DEATH. Unless otherwise determined by the Committee, in the event of a termination of the individual's service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

     (iv) TERMINATION FOR CAUSE. Unless otherwise determined by the Committee, in the event of the individual's Termination for Cause, all Restricted Stock Awards in which the individual had not become vested as of the effective date of such termination shall be forfeited and any rights such individual had to such unvested Restricted Stock Awards shall become null and void.

(e) ISSUANCE OF CERTIFICATES. Unless otherwise held in trust and registered in the name of the Plan trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Restricted Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the individual to whom the Restricted Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan entered into between the registered owner of such shares and First Sentinel Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of First Sentinel Bancorp, Inc., 1000 Woodbridge Center Drive, Woodbridge, NJ 07095-5003."

     This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 6(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(f) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded or from and after such later date as may be specified by the Committee in the Award Agreement, and the Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award. In the event the Committee establishes a trust for the Incentive Plan, the Committee may elect to distribute dividends and other distributions at the time the Restricted Stock Award vests or pay the dividends (or other distributions) directly to the Participants.

(g) VOTING OF RESTRICTED STOCK AWARDS. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all shares of Common Stock (whether or not vested) subject to the Restricted Stock Award.

7.   DEFERRED PAYMENTS.

The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

8.   METHOD OF EXERCISING OPTIONS.

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock, the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

9.   RIGHTS OF INDIVIDUALS.

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual's services.

10.  DESIGNATION OF BENEFICIARY.

With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Holding Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

11.  DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future awards under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie awards already made under the Plan; and

(c)  adjustments in the Exercise Price of outstanding Options.

The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

12.  TAXES.

Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

     (i) the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

     (ii) the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

     (iii) any combination of (i) and (ii), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

13.  NOTIFICATION UNDER SECTION 83(b).

The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any award, make the election permitted under
Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

14.  AMENDMENT OF THE PLAN AND AWARD GRANTS.

(a) Except as provided in paragraph (c) of this Section 14, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; PROVIDED, HOWEVER, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding award without the written permission of the affected individual.

(b) Except as provided in paragraph (c) of this Section 14, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c) In no event shall the Board of Directors, without shareholder approval, amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

     (i) allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

     (ii) allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

15.  EFFECTIVE DATE AND TERMINATION OF THE PLAN.

The Plan shall become effective upon approval by the Holding Company's shareholders. The right to grant awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the effective date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options and vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 4. The Board of Directors may suspend or terminate the Plan at any time; PROVIDED, HOWEVER, that no such action will adversely affect an individual's vested rights under a previously granted award, without the consent of the affected individual.

16.  APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

|X| PLEASE MARK VOTES                                   REVOCABLE PROXY
    AS IN THIS EXAMPLE                            FIRST SENTINEL BANCORP, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned appoints Messrs. John P. Mulkerin, Jeffries Shein, and Walter K. Timpson, or any of them, each with full power of substitution, to attend and to act as attorneys and proxies for the undersigned, and to vote as designated herein all shares of Common Stock of the Company which the undersigned is entitled to vote, only at the Annual Meeting of Stockholders, to be held at the Sheraton at Woodbridge Place, 515 Route 1 South, Iselin, New Jersey, on April 28, 2003, at 10:00 a.m. and at any and all adjournments or postponements thereof:

                                                  For   With-   For All
                                                        hold    Except

I.    The election as directors of all nominees   |_|   |_|      |_|
      listed (except as marked to the contrary below):

           Christopher Martin                     Keith H. McLaughlin
                             Philip T. Ruegger, Jr.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

II. The ratification of the First Sentinel Bancorp, Inc. 2003 Key Employee Equity Compensation Plan.

                      For        Against        Abstain
                      |_|          |_|            |_|

III. The ratification of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2003.

                      For        Against        Abstain
                      |_|          |_|            |_|


     PLEASE CHECK BOX IF YOU PLAN TO --------> |_|
     ATTEND THE ANNUAL MEETING

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

     This Proxy is revocable and will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the nominees listed in Proposal I and FOR Proposals II and III. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, those persons named in this Proxy are authorized to vote this Proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 22, 2002.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                              ----------------------------------
Please be sure to sign and date               Date
 this Proxy in the box below.
--------------------------------------------------------------------------------



Stockholder sign above                  Co-holder (if any) sign
--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                          FIRST SENTINEL BANCORP, INC.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required. Corporate or partnership proxies should be signed by an authorized officer.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

[LOGO] FIRST SAVINGS BANK

Corporate Offices: 1000 Woodbridge Center Drive, PO Box 5003,
Woodbridge, NJ 07095-5003 Tel: (732)726-9700


                                                              March 28, 2003


Dear 401(k) Plan Participant:

     In connection with the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. (the "Company") you may vote the shares of the Company's common stock ("Common Stock") credited to your account under the Incentive Savings Plan for Employees of First Savings Bank (the "401(k) Plan").

     On behalf of the Board of Directors, I am forwarding to you the attached vote authorization form, provided for the purpose of conveying your voting instructions to Merrill Lynch (the "Employer Stock Fund Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 28, 2003.

     Participants investing under the 401(k) Plan are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to their accounts. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

     At this time, in order to direct the voting of your shares of Common Stock held in your account under the 401(k) Plan, you must complete and sign the enclosed vote authorization form and return it to the Employer Stock Fund Trustee in the accompanying postage-paid envelope no later than April 21, 2003. The Employer Stock Fund Trustee has been instructed not to reveal your vote, directly or indirectly, to any officer, employee or director of the Company or First Savings Bank. The votes will be tallied by the Employer Stock Fund Trustee and the Employer Stock Fund Trustee will use the voting instructions it receives to vote the shares of Common Stock held by the Employer Stock Fund Trustee.

     It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the Employer Stock Fund Trustee to vote on these matters in its discretion.

Page 2
401(k) Letter


     Please note that when you give your vote authorization, you do so as a "named fiduciary" of your 401(k) Plan account for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As a named fiduciary, you have the power to give instructions to the Employer Stock Fund Trustee as to the voting of Common Stock in your account under the 401(k) Plan and the Employer Stock Fund Trustee must follow such instructions unless it determines that they are improper under ERISA. You, and not the Employer Stock Fund Trustee, are responsible for the consequences that flow from the voting instructions that you provide the Employer Stock Fund Trustee.

                                          Sincerely,

                                          /s/ Christopher Martin

                                          Christopher Martin
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________

                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that Merrill Lynch Pierce, Fenner & Smith, Inc, the Employee Stock Fund Trustee, is the holder of record and custodian of all shares of the Company's Common Stock attributable to me under the Incentive Savings Plan for Employees of First Savings Bank. I understand that my voting instructions, in my capacity as a "named fiduciary" of my 401(k) Plan Account, are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on April 28, 2003.

     Accordingly, the Trustee of the Incentive Savings Plan for Employees is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:

                                                               WITH-   FOR ALL
                                                         FOR   HOLD    EXCEPT
      1.    The election as directors of all
            nominees listed (except as marked to         |_|    |_|      |_|
            the contrary below):


            CHRISTOPHER MARTIN, KEITH H. MCLAUGHLIN AND
              PHILIP T. RUEGGER, JR.

            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

DIRECTORS   --------------------------------------------------------------------
RECOMMEND
  "FOR"
PROPOSALS
1, 2 & 3

      2.    The approval of the First Sentinel         For    Against    Abstain
            Bancorp, Inc. 2003 Key Employee Equity
            Compensation Plan.                         |_|      |_|        |_|

      3.    The ratification of KPMG LLP as the        For    Against    Abstain
            independent auditors of the Company
            for the year ending December 31, 2003.     |_|      |_|        |_|

            If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the vote for shares in the Employer Stock Fund will be determined by the Employer Stock Fund Trustee in its discretion or in the discretion of the proxies appointed by it.

            At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.



-----------------------------------        -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 21, 2003.

[LOGO] FIRST SAVINGS BANK

Corporate Offices: 1000 Woodbridge Center Drive, PO Box 5003,
Woodbridge, NJ 07095-5003 Tel: (732)726-9700


                                                              March 28, 2003


Dear ESOP Participant:

     In connection with the Annual Meeting of Stockholders of First Sentinel Bancorp, Inc. (the "Company") you may direct the voting of the shares of the Company's common stock ("Common Stock") allocated to your account in the First Savings Bank Employee Stock Ownership Plan (the "ESOP").

     On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form, provided for the purpose of conveying your voting instructions to First Bankers Trust Company (the "ESOP Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 28, 2003.

     As of the Record Date, February 28, 2003, the ESOP Trust held 2,128,148 shares of Common Stock, 1,093,722 shares of which have been allocated to participants' accounts in the ESOP. These shares will be voted as directed by the participants, provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the attached yellow vote authorization form and return it directly to the ESOP Trustee in the enclosed postage-paid envelope no later than April 21, 2003. The ESOP Trustee has been instructed not to reveal your vote, directly or indirectly, to any officer, employee or director of the Company or First Savings Bank. The vote authorizations will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

     It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the ESOP Trustee to vote on these matters in its discretion.

Page 2
ESOP Letter



     Please note that when you give your vote authorization, you do so as a "named fiduciary" of your ESOP account for purposes of ERISA. As a named fiduciary, you have the power to give instructions to the ESOP Trustee as to the voting of Common Stock in your ESOP account and the ESOP Trustee will follow such instructions unless it determines that they are improper under ERISA. You, and not the ESOP Trustee, are responsible for the consequences that flow from the voting instructions that you provide to the ESOP Trustee.

                                    Sincerely,

                                    /s/ Christopher Martin

                                    Christopher Martin
                                    President and Chief Executive Officer

Name:____________________
Shares:____________________

                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that First Bankers Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares of the Company's Common Stock attributable to me under the ESOP. I understand that my voting instructions, in my capacity as a "named fiduciary" of my ESOP account, are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on April 28, 2003.

     Accordingly, the Trustee of the First Sentinel Bancorp, Inc. Employee Stock Ownership Plan is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:

                                                               WITH-   FOR ALL
                                                         FOR   HOLD    EXCEPT
      1.    The election as directors of all
            nominees listed (except as marked to         |_|    |_|      |_|
            the contrary below):


            CHRISTOPHER MARTIN, KEITH H. MCLAUGHLIN AND
              PHILIP T. RUEGGER, JR.

            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

DIRECTORS   --------------------------------------------------------------------
RECOMMEND
  "FOR"
PROPOSALS
1, 2 & 3

      2.    The approval of the First Sentinel         For    Against    Abstain
            Bancorp, Inc. 2003 Key Employee Equity
            Compensation Plan.                         |_|      |_|        |_|

      3.    The ratification of KPMG LLP as the        For    Against    Abstain
            independent auditors of the Company
            for the year ending December 31, 2003.     |_|      |_|        |_|

            If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the vote for shares in the Employer Stock Fund will be determined by the Employer Stock Fund Trustee in its discretion or in the discretion of the proxies appointed by it.

            At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The ESOP Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.



-----------------------------------        -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 21, 2003.

[LOGO] FIRST SAVINGS BANK

Corporate Offices: 1000 Woodbridge Center Drive, PO Box 5003,
Woodbridge, NJ 07095-5003 Tel: (732)726-9700


                                                     March 28, 2003


Dear Stock Award Recipient:

     The First Sentinel Bancorp, Inc. (the "Company") Amended and Restated 1998 Stock-Based Incentive Plan, (the "Incentive Plan") holds 662,014 shares of common stock ("Common Stock") for the benefit of participants in the Incentive Plan. As a participant in the Incentive Plan, you may direct the voting of the shares of restricted Common Stock that have been awarded to you.

     On behalf of the Board of Directors, enclosed is a blue voting authorization form provided for the purpose of conveying your voting instructions to the Compensation Committee of the Board of Directors, the trustee for the Incentive Plan (the "Incentive Plan Trustee"). Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 28, 2003.

     As of the Record Date, February 28, 2003, 132,670 shares of Common Stock had been awarded to participants in the Incentive Plan, but had not yet vested. The Incentive Plan Trustee will vote those shares held in the Incentive Plan Trust in accordance with instructions of the participants.

     At this time, in order to direct the voting of Common Stock awarded to you under the Incentive Plan, you must complete and sign the enclosed blue vote authorization form and return it to Human Resources no later than April 21, 2003. The Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Common Stock held in the Incentive Plan Trust.

     It is possible, although very unlikely, that matters other than those specified on the attached vote authorization form will be presented for a stockholder vote at the Annual Meeting. It may not be possible to solicit your specific voting instructions on such proposals. By signing the vote authorization form, you will authorize the Incentive Plan Trustee to vote on these matters in its discretion.

                                          Sincerely,

                                          /s/ Christopher Martin

                                          Christopher Martin
                                          President and Chief Executive Officer

Name:____________________
Shares:____________________

                             VOTE AUTHORIZATION FORM

     I understand that my voting instructions are solicited on behalf of the Board of Directors of First Sentinel Bancorp, Inc. for the Annual Meeting of Stockholders to be held on April 28, 2003.

     Accordingly, the Trustee of the First Sentinel Bancorp, Inc. Amended and Restated 1998 Stock-Based Incentive Plan is to vote my shares of Common Stock as follows at the Annual Meeting and at any adjournments thereof:

                                                               WITH-   FOR ALL
                                                         FOR   HOLD    EXCEPT
      1.    The election as directors of all
            nominees listed (except as marked to         |_|    |_|      |_|
            the contrary below):


            CHRISTOPHER MARTIN, KEITH H. MCLAUGHLIN AND
              PHILIP T. RUEGGER, JR.

            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

DIRECTORS   --------------------------------------------------------------------
RECOMMEND
  "FOR"
PROPOSALS
1, 2 & 3

      2.    The approval of the First Sentinel         For    Against    Abstain
            Bancorp, Inc. 2003 Key Employee Equity
            Compensation Plan.                         |_|      |_|        |_|

      3.    The ratification of KPMG LLP as the        For    Against    Abstain
            independent auditors of the Company
            for the year ending December 31, 2003.     |_|      |_|        |_|

            If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the vote for shares in the Employer Stock Fund will be determined by the Employer Stock Fund Trustee in its discretion or in the discretion of the proxies appointed by it.

            At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The Incentive Plan Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.


-----------------------------------        -------------------------------------
Date                                       Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN APRIL 21, 2003.